UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 20, 2010

Altair Nanotechnologies Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada	1-12497	33-1084375
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

204 Edison Way
Reno, NV	89502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(775) 858-3750

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into Material Definitive Agreements

The Share Subscription Agreement

On September 20, 2010, Altair Nanotechnologies Inc. (the “Company”) and Canon Investment Holdings Limited, a company organized under the laws of Hong Kong (“Canon”) entered into a Share Subscription Agreement (the “Share Subscription Agreement”) pursuant to which Canon has agreed to purchase, and the Company has agreed to sell to Canon, a number of newly issued common shares of the Company (the “Shares”) such that, following the closing of the sale and purchase of the Shares, Canon will be the beneficial owner of 51% of the Company’s outstanding common shares on a fully-diluted basis.  The number of the Shares is estimated to be 125,917,996.  The purchase price for the Shares is fixed at U.S. $0.3882 per share, and the total gross proceeds from the offering are estimated at $48.9 million.  The Company has agreed to use the proceeds, in part, to construct a nano lithium titanate oxide (“nLTO”) materials production facility in China that is expected to have an initial annual production capacity of up to 2,000 to 3,000 tons of LTO materials, and to fund the Company’s working capital needs and ongoing operations in the United States.  The Company’s Board of Directors has unanimously approved the Share Subscription Agreement.

In the Share Subscription Agreement, the Company makes customary representations, warranties and covenants.  These covenants include those requiring the Company to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws to consummate the transactions contemplated by the Share Subscription Agreement.  The Company has agreed to certain limitations on its operations prior to the closing of the transaction.  In addition, the Company has agreed not to initiate, solicit, facilitate, encourage, engage in discussions or negotiations with any third party, disclose nonpublic information or afford information access to any third party, in connection with any Acquisition Proposal, as defined in the Share Subscription Agreement, or enter into any agreement relating to or recommend any Acquisition Proposal, or withdraw or modify in an adverse manner to Canon the Company’s Board of Directors’ recommendation of this transaction; provided, however, subject to compliance with certain conditions, the Company is permitted to engage in discussions or negotiations and take other actions in connection with an unsolicited Acquisition Proposal in writing that the Board of Directors determines in good faith, after consultation with outside legal counsel and financial advisor, constitutes or would reasonably be expected to result in a Superior Proposal, as defined in the Share Subscription Agreement, and if the Company’s Board of Directors determines in good faith, after consultation with outside legal counsel, that the failure to take such actions would result in a breach of its fiduciary duties under applicable law.  The Share Subscription Agreement contains certain termination rights for both Canon and the Company, and further provides that, upon termination of the Share Subscription Agreement under specified circumstances, the Company may be required to pay Canon a termination fee of up to $3 million.

The Company expects the transaction to be completed prior to the end of January 2011.  The closing of the transaction contemplated by the Share Subscription Agreement is subject to a number of closing conditions, including, without limitation, the receipt of required shareholder approval, no applicable law prohibiting the consummation of the transaction, the truth and accuracy of representations and warranties made by the parties at closing and the performance of all material obligations by the parties prior to the closing, no material adverse effect on the Company and its subsidiaries having occurred, the completion by the government of the United States of its national security review, and the Company and its subsidiaries having taken all actions necessary to ensure that the closing is permitted by International Traffic In Arms Regulations, receipt of legal opinions, and other closing conditions specified in the Share Subscription Agreement.

The Share Subscription Agreement also provides that, effective as of the closing, the Board of Directors shall consist of 9 directors, 5 of whom shall be designated by Canon, 3 of whom shall be independent directors (including one designee by Al Yousuf LLC), and 1 of whom shall be an executive of the Company.

The Share Subscription Agreement is attached to provide investors with information regarding its terms and is not intended to provide investors with factual information about the current state of affairs of the Company or its subsidiaries or to modify or supplement any factual disclosures about the Company or its subsidiaries in the public reports filed by the Company with the SEC.  The Share Subscription Agreement contains representations and warranties and other statements that are solely for the benefit of the parties to the Share Subscription Agreement and are designed to allocate business and other risks among the parties.  Additionally, these representations and warranties and other statements in the Share Subscription Agreement: (i) speak only as to the specified dates on which they were made, and may be modified or qualified by confidential disclosure schedules, (ii) have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to close the transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and (iii) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors.  Moreover, information concerning the subject matter of the representations and warranties and other statements made in the Share Subscription Agreement may have changed since the date of the Share Subscription Agreement, and will likely change in the future.  Accordingly, investors should not rely upon representations and warranties and other statements in the Share Subscription Agreement as factual characterizations of the actual state of affairs of the Company or its subsidiaries. Investors should instead look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

The foregoing description of the Share Subscription Agreement is a summary only and is qualified in its entirety by the Share Subscription Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Other Agreements

Simultaneous to their execution of the Share Subscription Agreement, the Company and Canon entered into an Investor Rights Agreement, pursuant to which the Company has granted certain rights to Canon, including (i) rights to proportional representation on the Company’s board of directors, (ii) the right to cause the Company to file a shelf registration statement two years after closing, together with certain demand and piggy-back registration rights, (iii) certain indemnification rights related to the registration rights, and (iv) an option to purchase common shares of the Company at market price in an amount sufficient to maintain proportionate ownership in connection with future dilutive issuances.

Each of the directors and executive officers of the Company, and Al Yousuf LLC, the largest single shareholder of the Company, have entered into voting agreements with Canon dated the same date as the Share Subscription Agreement, pursuant to which each has agreed to vote all shares owned by each of them in favor of the common share issuance under the Share Subscription Agreement at the Company’s meeting of shareholders.  Additionally, Al Yousuf LLC has entered into a Waiver and Rights Agreement with the Company and Canon dated the same date as the Share Subscription Agreement pursuant to which Al Yousuf LLC has agreed to waive its rights of first refusal with respect to the common share issuance and has been granted the right to appoint one director as long as its common share ownership remains above 5% on a fully diluted basis.  The lockup provisions related to the shares of the Company held by Al Yousuf LLC will terminate at the closing of the transaction contemplated by the Share Subscription Agreement.

The Company has entered into an amendment to its Amended and Restated Shareholder Rights Plan Agreement pursuant to which it excluded Canon from the definition of “acquiring person,” effectively waiving the application of the rights arising under such agreement to this transaction and to Canon.   The Company has also delivered a notice to Thomas Weisel Partners LLC suspending indefinitely all sales under its At Market Sales Issuance Agreement with Thomas Weisel Partners LLC.

The foregoing descriptions of the Investor Rights Agreement, the Waiver and Rights Agreement and the amendment to the amended and restated shareholder rights plan are summaries only and are qualified in their entirety by copies of such agreements attached as exhibits to this Current Report on Form 8-K.

Conditional Supply and Technology Licensing Agreement

The Company, Altairnano, Inc. and Zhuhai Yintong Energy Co. Ltd. (“YTE”), a wholly-owned subsidiary of Canon, have entered into a Conditional Supply and Technology Licensing Agreement (the “Supply Agreement”) dated the same date as the Share Subscription Agreement.  Pursuant to this Agreement, YTE has agreed to purchase nLTO, 11 Ahr battery cells and a 1 megawatt ALTI-ESS system from the Company for an aggregate purchase price of $6.6 million for delivery in 2010 and 2011.  YTE has agreed to pay the Company a sum of $2 million within five business days of signing of the Share Subscription Agreement as an advanced payment for the nLTO purchase.  The purchases are subject to certain terms and conditions set forth in the Supply Agreement, including the right of YTE to cancel its orders for nLTO if the Share Subscription Agreement terminates under certain circumstances and the conditioning of the purchase of the battery cells and ALTI-ESS upon availability of the products for shipping and the closing of the transaction contemplated by the Share Subscription Agreement.

The Supply Agreement also includes an agreement by the Company to license its nLTO manufacturing technology at no cost to the owner of a manufacturing facility in China, as long as the Company owns a majority of the owner of such facility.  In addition, under the Supply Agreement, the Company grants to YTE a license to use the Company’s battery technology to manufacture batteries during a term commencing on the effective date of the Supply Agreement and continuing as long as YTE purchases at least 60 tons of nLTO annually.  The battery technology license is exclusive in China (including Taiwan, Hong Kong and Macau) as long as YTE purchases at least 1,000 tons of nLTO per year after 2010 and is non-exclusive in the remainder of Asia (excluding the Middle East), Australia and New Zealand.  The Supply Agreement includes certain representations, warranties and indemnification provisions.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this Current Report on Form 8-K relating to the Share Subscription Agreement is incorporated herein by reference.

The offer and sale of the Shares is in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D promulgated thereunder, based upon the following: (a) Canon represented to the Company that it is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Shares; (b) there was no public offering or general solicitation with respect to the offering; (c) Canon has agreed that the Shares, or any interest therein, may not be resold or otherwise disposed of by Canon unless the resale of the Shares is subsequently registered under the Securities Act or an exemption therefrom; (d) the Company intends to file a Form D with the SEC and any states in which such a filing is required; and (e) a restrictive legend will be placed on the certificates representing the Shares.

Cautionary Note regarding Forward-Looking Statements

In addition to historical information, this report contains forward-looking statements related to the common share issuance, potential transactions among the Company, Canon and YTE and the future operations of the Company, Canon or YTE.  These forward-looking statements include statements regarding the intent, belief or current expectations of the Company as the assumptions on which such statements are based, and are identified by the use of words such as "may," "will," "seeks," "anticipates," "believes," "estimates," "expects," "projects," "forecasts," "plans," "intends," "should," "could," "would" or similar expressions. Forward-looking statements, which are included in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, may involve risks, uncertainties and other factors that may cause actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this report. These risks and uncertainties include, without limitation, the risks that the transactions described herein will not close as a result of the failure to obtain shareholder approval, the failure to obtain various  governmental and regulatory approvals on a timely basis or at all, breaches of representations, warranties or covenants or the failure to satisfy other conditions precedent to closing; that synergies and strategic benefits anticipated from the transaction and relationship with Canon and YTE will not be realized as a result of technical, regulatory, corporate, market or other concerns;  that any product orders described herein may be cancelled or delayed as permitted by governing documents or in breach of governing documents; and that delays in closing (or the failure to close), and the inability to raise capital in the interim, will create a critical cash shortage for the Company in the coming months and require the scaling back of operations or other measures. In addition, other risks are identified in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC. Such forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any changes in the Company’s expectations or results or any change in events.

Additional Information and Where to Find It

The Company intends to file with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the proposed common share issuance by the Company to Canon. The definitive proxy statement will be provided to the stockholders of the Company.  Investors and stockholders of the Company are urged to read the proxy statement and any other relevant materials filed with the SEC, which will contain important information, when they become available. The proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, by going to www.altairannualmeeting.com or by contacting the Company’s Investor Relations department by email at ir@altairnano.com, by phone at 775-858-3750 or by mail at 204 Edison Way, Reno, Nevada, 89521.

Participants in the Solicitation

The Company and its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed common share issuance by the Company to Canon. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 15, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the common share issuance will be included in the proxy statement and the other relevant documents that the Company intends to file with the SEC (when they become available).

Item 7.01                      Regulation FD Disclosure

On September 20, 2010, the Company issued a press release entitled “Canon Investment Holdings Limited Plans To Invest $48.9 Million In Altair Nanotechnologies Inc.”, a copy of which is attached hereto as Exhibit 99.1. In addition, a copy of a presentation entitled “Canon Investment Holdings Investment and Strategic Alliance” management intends to release on the date hereof is attached hereto as Exhibit 99.2.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

10.1	Share Subscription Agreement

10.2	Investor Rights Agreement

10.3	Conditional Supply and Technology Licensing Agreement**

10.4	Amendment No. 2 to Amended and Restated Shareholder Rights Plan Agreement

10.5	Waiver and Rights Agreement

99.1	Press release issued by Altair Nanotechnologies, Inc. dated September 20, 2010 entitled “Canon Investment Holdings Limited Plans To Invest $48.9 Million In Altair Nanotechnologies Inc.”

99.2	Management Presentation entitled “Canon Investment Holdings Investment and Strategic Alliance”

** Certain confidential portions of this exhibit were omitted.  This exhibit, with the omitted information, has been filed separately with the SEC pursuant to an Application for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair Nanotechnologies Inc.

Dated: September 20, 2010	By:	/s/ John Fallini
John Fallini, Chief Financial Officer